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                                                                      Exhibit 10
                                                            FBR Letter Agreement

                     Friedman, Billings, Ramsey & Co., Inc.
                          1001 Nineteenth Street North
                              Arlington, VA 22209
                                 (703) 312-9600


                                    June 30, 1999



Boss Investment LLC
c/o Apollo Management, L.P.
1301 Avenue of the Americas, 38th Floor
New York, NY 10019

Dear Sirs:

          Reference is made to the Underwriting Agreement (the "Underwriting Agreement") dated November 25, 1997, between Friedman, Billings, Ramsey & Co., Inc. as Representative of the Several Underwriters and Consolidated Capital Corporation (currently known as Building One Services Corporation) a Delaware Corporation., (the "Company").

        1. FBR hereby waives its right under Section 5(q) of the Underwriting Agreement to have the Company use its best efforts to cause the election of two FBR-designees to the board of directors of the Company (the "Board"). All provisions of the Underwriting Agreement relating to the obligation of the Company to cause the election of two FBR designees to the Board shall be of no further force or effect. Additionally, one of the current FBR Board designees,
W. Russell Ramsey, has resigned as a member of the Board (and all committees thereof), effective as of the date hereof. Such resignation is attached hereto as Exhibit A. In addition, FBR hereby waives the obligation of the Company
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under Section 5(r) of the Underwriting Agreement to use its best efforts to maintain a director and officer insurance policy substantially in the form that was in effect on the Firm Closing Date (as defined in the Underwriting Agreement) with respect to matters occurring after the date hereof; provided that, nothing herein shall limit or eliminate any existing indemnity or insurance coverage for the Board's members for matters occurring before the date hereof. FBR shall no longer have any right to enforce this covenant. The parties hereto intend that the Company shall be a third party beneficiary of this Letter Agreement.

        2. FBR and Boss Investment hereby agree that this Letter Agreement shall be governed in accordance with the laws of the State of New York and the exclusive jurisdiction for
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enforcing this Letter Agreement shall be the state courts and the federal courts of the United States located in the City of New York. This Letter Agreement may be executed by the parties in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        3. FBR represents and warrants that it has all requisite power and authority to execute, deliver and perform its obligations under this Letter Agreement and to consummate the transactions contemplated hereby. FBR's execution and delivery of this Letter Agreement and the performance by FBR of its obligations hereunder have been duly and validly authorized by all requisite action on the part of FBR. This Letter Agreement has been duly executed and delivered by FBR and constitutes a valid and binding obligation of FBR enforceable against FBR in accordance with its terms

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding FBR and Boss Investment.

                                    Very truly yours,

                                    FRIEDMAN, BILLINGS, RAMSEY
                                    & CO., INC.



                                    By: _____________________________
                                        Name:
                                        Title:


Accepted and agreed as of
the date first written above:


BOSS INVESTMENT LLC



By: ____________________________
    Name:
    Title:

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